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                                                            Exhibit 23.1

                              ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 22, 1999 included in Atlas Air, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this Registration Statement.


                                             /s/ Arthur Andersen LLP
                                             -----------------------

Denver, Colorado,
 April 26, 1999